EXHIBIT 99 - Joint Filer Information

The following filers have designated The Cypress Group L.L.C. as the "Designated Filer" for purposes of the attached Form 4.

Name:                               Cypress Associates L.P.

Address:                            c/o The Cypress Group L.L.C.
                                    65 E. 55th Street, 28th Floor
                                    New York, NY 10022

Designated Filer:                   The Cypress Group L.L.C.

Issuer and Ticker Symbol:           WESCO International, Inc. [WCC]

Date of Event Requiring Statement:  12/22/04

Signature:                          CYPRESS ASSOCIATES L.P.

                                    By: The Cypress Group L.L.C., its general
                                        partner

                                    By: /s/ James L. Singleton
                                        ----------------------
                                        James L. Singleton
                                        Member



Name:                               Cypress Merchant Banking Partners L.P.

Address:                            c/o The Cypress Group L.L.C.
                                    65 E. 55th Street, 28th Floor
                                    New York, NY 10022

Designated Filer:                   The Cypress Group L.L.C.

Issuer and Ticker Symbol:           WESCO International, Inc. [WCC]

Date of Event Requiring Statement:  12/22/04

Signature:                          CYPRESS MERCHANT BANKING PARTNERS L.P.

                                    By:  Cypress Associates L.P., its general
                                         partner

                                         By:  The Cypress Group L.L.C., its
                                              general partner

                                              By:  /s/ James L. Singleton
                                                 ----------------------
                                                 James L. Singleton
                                                 Member



Name:                               Cypress Offshore Partners L.P.

Address:                            c/o The Cypress Group L.L.C.
                                    65 E. 55th Street, 28th Floor
                                    New York, NY 10022

Designated Filer:                   The Cypress Group L.L.C.

Issuer and Ticker Symbol:           WESCO International, Inc. [WCC]

Date of Event Requiring Statement:  12/22/04

Signature:                          CYPRESS OFFSHORE PARTNERS L.P.

                                    By:  Cypress Associates L.P., its general
                                         partner

                                         By:  The Cypress Group L.L.C., its
                                              general partner

                                               By:  /s/ James L. Singleton
                                                    ----------------------
                                                    James L. Singleton
                                                    Member